UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

January 31, 2005

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of January 1, 2005, providing for the issuance of Mortgage Pass-Through Certificates, Series 2005-2XS)

Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-120575	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

McKee Nelson LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-120575) in connection with various transactions.  Legal opinions by McKee Nelson LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

CORPORATION

By:  /s/ Daniel E. Israeli

Name:  Daniel E. Israeli

Title:  Vice President

Dated:  January 31, 2005

EXHIBIT INDEX

Exhibit No.

Description

5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit  5.1).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1).

Exhibits 5.1, 8.1 and 23.1

January 31, 2005

Structured Asset Securities Corporation

745 Seventh Avenue, 7th Floor

New York, New York  10019

Attention:  Mortgage Finance, SASCO 2005-2XS

Re:

Structured Asset Securities Corporation,

Registration Statement on Form S-3

Ladies and Gentlemen:

We have acted as counsel for Structured Asset Securities Corporation, a Delaware corporation (the “Company”), in connection with the offering of the Company’s Mortgage Pass-Through Certificates, Series 2005-2XS (the “Certificates”).  A Registration Statement of the Company on Form S-3 relating to the Certificates (Commission File No. 333-120575) has been filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”) and was declared effective on January 11, 2005.  As set forth in the prospectus dated January 25, 2005, as supplemented by a prospectus supplement dated January 28, 2005 (the “Base Prospectus” and the “Prospectus Supplement,” respectively), the Certificates will be issued under and pursuant to the conditions of a trust agreement dated as of January 1, 2005 (the “Trust Agreement”), by and among the Company, as depositor, Aurora Loan Services LLC, as master servicer (the “Master Servicer”), Citibank, N.A., as securities administrator (the “Securities Administrator”), and Wilmington Trust Company, as trustee (the “Trustee”).

We have examined a form of the Trust Agreement, forms of the Certificates, the Base Prospectus, the Prospectus Supplement, and originals or copies, certified or otherwise identified to our satisfaction, of such instruments, certificates, records and other documents, and have made such examination of law, as we have deemed necessary or appropriate for the purpose of this opinion.  In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies or by facsimile or other means of electronic transmission, and the authenticity of the originals of such latter documents.  As to facts relevant to the opinions expressed herein and the other statements made herein, we have relied, to the extent we have deemed appropriate, upon certificates and oral or written statements and representations of officers and other representatives of the Company and others.

Based upon the foregoing, we are of the opinion that:

(i)

The Trust Agreement has been duly and validly authorized by all necessary action on the part of the Company and, when duly executed and delivered by the Company, the Trustee, the Securities Administrator, the Master Servicer, and any other party thereto, the Trust Agreement will constitute a legal, valid and binding agreement of the Company, enforceable against it in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, and with respect to the rights of indemnity or contribution, as may be limited by public policy considerations.

(ii)

The issuance and sale of the Certificates have been duly authorized by all requisite corporate action on the part of the Company and, when duly and validly executed and authenticated in accordance with the terms of the Trust Agreement and delivered against payment therefor pursuant to the underwriting agreement dated April 16, 1996, between the Company and Lehman Brothers, and a terms agreement dated January 28, 2005, between the Company and Lehman Brothers, the Certificates will be duly and validly issued and outstanding, and entitled to the benefits of the Trust Agreement.

(iii)

Under existing law, assuming compliance with all provisions of the Trust Agreement, for federal income tax purposes, each segregated pool of assets for which the Trust Agreement directs that a REMIC election be made will qualify as a “real estate mortgage investment conduit” (“REMIC”) pursuant to Section 860D of the Internal Revenue Code of 1986, as amended (the “Code”); each of the Certificates, other than the Class R Certificate and the Class CX Certificate and exclusive of the rights to receive (or pay) Net Funds Cap Shortfalls and Unpaid Net Funds Cap Shortfalls (as such terms are defined in the Trust Agreement), will evidence ownership of “regular interests” in a REMIC within the meaning of the Code; the Reserve Fund represents an “outside reserve fund” pursuant to Treasury Regulation §1.860G-2(h) that is beneficially owned by the beneficial owners of the Class X Certificates; the rights of the Certificates (other than the holders of the Class X, Class CX, Class R and Class P Certificates) to receive Net Funds Cap Shortfalls and Unpaid Net Funds Cap Shortfalls represent separate contractual rights in an interest rate cap contract; and the Class R Certificate will be considered to represent the sole class of “residual interest” in each REMIC within the meaning of Section 860G(a)(2) of the Code.

(iv)

The statements contained under the caption “Material Federal Income Tax Considerations” in the Base Prospectus and the Prospectus Supplement, insofar as such statements constitute conclusions of law, are true and correct in all material respects as set forth therein.

The opinions set forth in subparagraphs (iii) and (iv) are based upon the existing provisions of the Code and Treasury regulations issued or proposed thereunder, published Revenue Rulings and releases of the Internal Revenue Service and existing case law, any of which could be changed at any time.  Any such changes may be retroactive in application and could modify the legal conclusions upon which such opinions are based.  The opinions expressed herein are limited as described above, and we do not express an opinion on any other tax aspect of the transactions contemplated by the documents referenced above.

In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal laws of the United States of America and the laws of the State of New York.

We hereby consent to the filing of this letter and to the references to this firm under the headings “Legal Matters” and “Material Federal Income Tax Considerations” in the Base Prospectus and Prospectus Supplement, without implying or admitting that we are “experts” within the meaning of the Securities Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Base Prospectus or the Prospectus Supplement.

Very truly yours,

/s/ McKee Nelson LLP